EXHIBIT 10.8.1

KEMPHARM, INC.

COMMON STOCK PURCHASE WARRANT

Upon and subject to the terms, conditions and limitations stated in this Common Stock Purchase Warrant, consisting of 12 pages not including this cover page, KemPharm, Inc. hereby grants to the registered holder listed below, warrants to purchase up to an aggregate of the number of shares of Class A Common Stock of KemPharm, Inc. set forth below at the exercise price per share set forth below.

WARRANT NO:	WC-

REGISTERED HOLDER:

NO. OF SHARES:

EXERCISE PRICE:

ISSUANCE DATE:

EXERCISABLE ON OR BEFORE the earlier of                      or the second anniversary of an initial underwritten public offering of the Company’s Common Stock that results in the mandatory conversion of the Company’s Series A Convertible Preferred Stock

KemPharm, Inc.

By:	/s/ Travis Mickle
Travis Mickle, President

1.

THIS WARRANT AND THE SECURITIES THAT MAY BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THE STATUTES AND RULES PROMULGATED THEREUNDER.

Dated:	WC-

COMMON STOCK PURCHASE WARRANT

OF

KEMPHARM, INC.

KemPharm, Inc., an Iowa corporation (the “Company”), hereby agrees that, for value,             , or assigns, is entitled, subject to the terms set forth herein, to purchase from the Company             shares of the Company’s Class A Common Stock (“Common Stock”), subject to adjustment in the number of such shares as set forth herein, at any time or from time to time after the date hereof, and before 5:00 p.m., Clive, Iowa time, on the earlier of (a)             or (b) the second anniversary of an initial underwritten public offering of the Company’s Common Stock that results in the mandatory conversion of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”).

1. DEFINITIONS. The following terms when used in this Warrant will have the following meanings:

“Act” shall mean the United States Securities Act of 1933, as amended.

“Affiliate” shall mean (a) any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity; (b) any person or entity owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (c) any partner, officer, director, employee or shareholder of such entity or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any such person or entity.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the authorized Class A Common Stock of the Company and shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Exercise Price” shall have the meaning given in Section 2(a) below.

2.

“Holder” is the registered holder of this Warrant.

“Registrable Securities” shall mean the shares of Common Stock issuable or issued under this Warrant, and any Common Stock issued in respect of any shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, in either case held by a Holder. means any and all (i) shares of Common Stock held by the Holder and (ii) any Common Stock issuable or issued or distributed in respect of any of this Warrant. Registrable Securities shall cease to be Registrable Securities when and to the extent that they (i) shall have been transferred by Holders pursuant to an effective Registration Statement; (ii) shall have ceased to be outstanding; or (iii) may be sold pursuant to Rule 144 under the Securities Act during any ninety (90) day period.

“Registration” means (i) 90 days after any public offering of the Company’s securities pursuant to an effective Registration Statement or (ii) immediately upon the Company becoming subject to, or filing a Registration Statement under, Section 12 of the Securities Exchange Act of 1934, as amended.

“Registration Statement” shall mean a registration statement filed under the Act or Section 12 of the Securities Exchange Act of 1934, as amended.

“Securities” are all or any part of the Common Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant.

“Warrant” shall mean the Warrant evidenced by this document.

2. WARRANT PRICE/METHOD OF EXERCISE/NET EXERCISE.

(a) Warrant Price. The per share price at which this Warrant may be exercised is $            per share. The exercise price established pursuant to the preceding sentence shall be adjusted from time to time pursuant to Section 4 hereof (the “Exercise Price”).

(b) Cash Exercise. The purchase rights exercisable under this Warrant shall be exercised by the Holder from time-to-time by surrendering this Warrant with the Common Stock Purchase Warrant Exercise Form attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or cashier’s check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased, and accompanied by any other document reasonably required by the Company to be executed by Holder acknowledging the applicable restrictions on the transfer of the Common Stock being purchased as set forth in Section 6 hereof.

3.

(c) Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (the “Net Exercise”), with the net issue election initialed in the Common Stock Purchase Warrant Exercise Form annexed hereto duly executed, at the office of the Company. Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Common Stock of the Company as is computed using the following formula:

X=	Y(A-B)
A

where	X=	the number of shares to be issued to the Holder pursuant to this Section 2(c).

	Y=	the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2(c).

	A=	the fair market value of one share of Common Stock, determined as follows:

(i)	If the Common Stock is listed on a recognized securities exchange in the United States, Canada or the UK, or admitted to unlisted trading privileges on such exchange, the fair market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of the exercise of this Warrant or if no sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

(ii)	If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on a recognized trading system that provides closing bid and asked prices for securities, the fair market value shall be the average of the closing bid and asked prices for such day on such market; or

(iii)	If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the fair market value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

B=	the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 2(c).

The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

(d) Mechanics of Exercise. Upon Holder’s election to exercise this Warrant, Holder shall deliver (i) the Warrant Exercise Form attached hereto, (ii) a subscription agreement relating to the Securities in a form reasonably requested by the Company; and (iii) any other documents reasonably requested by Company for the lawful issuance of the Securities to Holder.

The shares acquired upon exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant is exercised. If less than all of the Common Stock purchasable under this Warrant is purchased, the Company will, upon such exercise, execute and deliver to the Holder a new warrant (dated the date thereof) evidencing the right to

4.

purchase the number of shares of the Common Stock not so purchased, or in the case of Net Exercise, the number of shares not included in “Y” above. As soon as practical after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder, or as such Holder may direct, a certificate or certificates representing the shares purchased, provided that if any law or regulation requires the Company to take any action with respect to the Common Stock to be purchased before the issuance thereof, then the date of delivery of such shares of Common Stock shall be extended for the period necessary to take such action. The Company may require that such certificate or certificates bear a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATUTES AND THE RULES PROMULGATED THEREUNDER.”

3. TRANSFERABILITY. The rights and obligations of Holder hereunder are assignable with respect to all or any portion of the shares of Common Stock purchasable hereunder. Notwithstanding the foregoing, no right or obligation under this Warrant is assignable unless the Company has received an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state law governing the sale of securities. Upon such assignment, and written notice thereof satisfactory in form and substance to the Company, the Company will prepare and deliver to the assignor and assignee a new warrant covering the warrants to purchase shares of Common Stock assigned and retained, under substantially the same terms and conditions as this Warrant, with the name of Holder substituted with the name of the assignee with respect to assigned warrants to purchase shares of Common Stock.

4. ADJUSTMENT OF PURCHASE PRICE; REORGANIZATION.

(a) The number of shares for which this Warrant is exercisable shall be adjusted from time to time in the event the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, (iii) combine or reclassify the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock. In each such case the number of shares for which this Warrant may be exercised in effect immediately prior thereto shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive, the number and kind of shares of capital stock of the Company which the Holder would have owned or have been entitled to receive after the happening of such event had the Holder held the number of shares of Common Stock which were purchasable upon the exercise of the Warrant immediately prior to the record date for such event (or if no record date is established in connection with such event, the

5.

effective date for such action). An adjustment pursuant to this paragraph shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) Except for issuances of Common Stock specifically listed below, the Exercise Price shall be adjusted from time to time if the Company shall issue any additional shares of Common Stock (including securities convertible into or warrants exercisable for Common Stock) without consideration or for consideration per share (or conversion price or exercise price per share) less than the Exercise Price then in effect. In such event, the Exercise Price shall be adjusted to a price equal to the price paid per share for the additional Common Stock (or conversion price or exercise price per share) issued and the number of shares subject to this Warrant shall be proportionately adjusted. The Exercise Price shall not be adjusted in the event of (i) the issuance of Common Stock to officers, directors, employees, agents or consultants of the Company pursuant to any stock options or warrants which are issued and outstanding on the date of this Warrant, or (ii) the issuance of stock options or other equity incentives to employees, directors or consultants pursuant to a plan approved by the Board of Directors, with an exercise or conversion price at least equal to what the Board of Directors determines in good faith to be the fair market value of the Common Stock as of the date of the grant of the option or equity incentive. Such adjustment shall be made successively whenever any event listed above shall occur.

(c) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in paragraph (a) above) or subscription rights or warrants (excluding those referred to in paragraph (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current fair market value per share of Common Stock (as determined by the Company’s Board of Directors), less the fair market value (as determined by the Company’s Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current fair market value per share of Common Stock (as determined by the Company’s Board of Directors). Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

(d) For purposes of any computation respecting consideration received pursuant to paragraphs (a) - (c) above, the following shall apply:

(1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

6.

(2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

(3) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this paragraph (d).

(e) Whenever the number of shares for which this Warrant is exercisable or the Exercise Price is adjusted, the Company shall give notice by mail to the Holder of this Warrant, setting forth the adjustment and the new number of shares or the new Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.

(f) No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

5. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall provide at least fifteen (15) days prior written notice of such contemplated action so that the Holder shall have a chance to exercise this Warrant in whole or part prior to consummation of such contemplated action. In the event that Holder does not exercise this Warrant with respect to all of the shares of Common Stock purchasable hereunder, then as part of any transaction contemplated by the Company described in this Section 5, the Company or acquiring or merging party shall pay to the Holder an amount of cash equal to the per share consideration receivable in such transaction for each share of Common Stock of the Company, less the Exercise Price per share, multiplied times the number of unexercised shares of Common Stock purchasable under this Warrant. Upon receipt of such payment by the Holder, this Warrant shall terminate.

6. RESTRICTION ON DISPOSITION. Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant has been registered under the Act or any applicable state securities law. The Warrant is issued to the Holder on the condition that the Warrant and any Common Stock purchased upon exercise of the Warrant (excepting Common Stock for which a Notification under Regulation A or a Registration Statement has been filed and declared effective and for which such exercise may be effected pursuant to registration or an exemption

7.

from registration under any applicable state securities law) are or will be purchased for investment purposes and not with an intent to distribute the same. All shares of Common Stock acquired by Holder upon exercise of this Warrant shall be subject to the restrictions on sale, encumbrance and other disposition imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of shares of Common Stock, and may not be sold or otherwise disposed of unless the Company has received an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state law regulating the sale of securities.

7. CERTAIN EVENTS. The Company shall mail to the registered Holder of the Warrant, at his, her or its last post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (i) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (ii) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purposes of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company’s assets shall be considered and acted upon. Notwithstanding such notice requirements, until exercise of the Warrant, no Holder shall be deemed a shareholder of the Company with respect to shares of Common Stock underlying this Warrant.

8. NOTICES. Any notice required to be given in writing shall be deemed duly served when personally received by Holder or Company or, in lieu of such personal service, when deposited in the United States mail, postage prepaid, and addressed as follows:

If to Company:	KemPharm, Inc.
7 Hawkeye Drive, Suite 103
North Liberty, IA 52317
Attn.: President
Fax No.: 319-665-2577
If to Holder:

9. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved by the Company for the exercise thereof.

10. PIGGY-BACK REGISTRATION RIGHTS.

(a) At any time and from time-to-time after a Registration during the term of this Warrant and after the exercise of the Warrant for so long as the Holder holds Common Stock, if the Company proposes to file on its behalf and/or on behalf of any of its stockholders a Registration Statement under the Act on any form for the registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security of the Company, the Company shall give written notice (“Piggy-Back Notice”) to the Holder as promptly as

8.

practicable, but in no event less than thirty (30) business days prior to the anticipated filing thereof, specifying (x) the approximate date on which the Company proposes to file such Registration Statement, (y) the estimated offering price of the securities and the intended method of distribution in connection therewith, and (z) advising the Holder of its right, subject to the provisions of this Agreement, to have Registrable Securities then held included among the securities to be covered by such Registration Statement (“Piggy-Back Rights”).

(b) Subject to paragraph (c) below, in the event that the Holder elects to sell in the registered offering Registrable Securities representing not less than the lesser of (a) [$5,000,000] calculated at the estimated public offering price set forth in the Piggy-Back Notice or (b) 100% of the Holder’s Registrable Securities, the Company shall include in the Registration Statement the Registrable Securities identified by the Holder in a written request (a “Piggy-Back Request”) given to the Company not later than fifteen (15) business days prior to the proposed filing date of the Registration Statement. The Registrable Securities identified in a Piggy-Back Request shall be included in the Registration Statement on the same terms and conditions as the other securities included in the Registration Statement.

(c) Notwithstanding the Holder’s requirements in paragraph (b) above to request registration of a minimum number of shares of Registrable Securities, if the lead managing underwriter(s) selected for an underwritten offering for which Piggy-Back Rights are requested shall advise in writing that marketing or other factors require a limitation on the number of shares of securities which can be sold in such offering within a price range acceptable to the Company, then, (i) such underwriters shall provide written notice thereof to the Holder and (ii) there shall be included in the offering, (A) first, the Common Stock proposed to be registered by the Company, (B) second, pro rata the Registrable Securities required to be included in such Registration Statement by the Holder and any other shares of Common Stock for the account of persons other than the Holder required to be so registered, and (C) third, the shares of the Company’s Series A Preferred Stock required to be included in such Registration Statement by their holders.

(d) Notwithstanding anything in this Warrant to the contrary, the Holder shall not have Piggy-Back Rights with respect to, and the Company shall not be obligated to include any of the Holder’s Registrable Securities in, a Registration Statement (i) on Form S-4 or any successor forms for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or (ii) filed in connection with an offering of securities solely for the benefit of employees of the Company pursuant to any employee benefit plan.

(e) All registration expenses incurred in connection with registrations pursuant to this Section 10 shall be borne by the Company. Notwithstanding the foregoing, the Holder shall be responsible for any underwriting discounts and selling commissions applicable to the sale of his, her or its Registrable Securities.

(f) This Section 10 shall survive any termination of this Warrant.

11. MISCELLANEOUS. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of the covenants,

9.

stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder against dilution.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant.

All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

12. BINDING EFFECT. This Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. If possible, this Warrant shall be construed along with and in addition to any other agreement which the Company and Holder may enter into, but any provisions in this Warrant which contradict any provision of any other such agreement shall take precedence and be binding over such other provision.

13. AMENDMENT. This Warrant may be amended or waived at any time by agreement of the Company and the Holders.

[Signature Page Follows]

10.

IN WITNESS WHEREOF, this Warrant, which consists of 12 pages (including the exhibits and excluding the cover page), has been duly executed and issued by KemPharm, Inc., as of the date set forth above.

KemPharm, Inc.

By:	/s/ Travis Mickle
Travis Mickle, President

SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT

ASSIGNMENT FORM

(TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

For value received, the undersigned hereby sells, assigns or transfers unto             , whose address is              and social security or tax identification number is             , the right represented by the within warrant to purchase              of the shares of common stock of KemPharm, Inc., or as the shares of common stock are adjusted from time to time pursuant to the Warrant, to which warrant relates, and appoints              attorney to transfer said right on the books of KemPharm, Inc., with full power of substitution in the premises.

Dated:                     ,

(Signature must conform in all respects to the name of holder of the warrant)

(Address)

(City - State - Zip)

In the presence of:

COMMON STOCK PURCHASE WARRANT

EXERCISE FORM

(TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

TO KEMPHARM, INC.:

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder                  * shares of the common stock of KemPharm, Inc., and [herewith makes payment of $             therefore] or [elects to purchase the shares by Net Exercise, as defined in the Warrant] (strike inapplicable clause), and requests that the certificates for such shares be issued in the name of             , and be delivered to             , whose address is              and social security or tax identification number is             .

Dated:                     ,

(Signature must conform in all respects to the name of holder as specified on the face of the warrant)

(Address)

(City - State - Zip)

Signature Guaranteed:

*	Insert here all or such portion of the number of shares called for on the face of the within Warrant with respect to which the holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.

Schedule of Warrantholders to Form of Common Stock Purchase Warrant

Issued by KemPharm, Inc., an Iowa corporation

Warrant No.	Name of Registered Holder	Number of Shares	Exercise Price Per Share	Issuance Date	Expiration Date (Earlier of date listed below or the second anniversary of an IPO)

WC-2	James MacKay	66,558	$0.52	12/8/2008	12/7/2015

WC-3	Adam Claypool	93,209	$0.52	12/8/2008	12/7/2015

WC-4	Todd Doorenbos	7,500	$0.52	12/8/2008	12/7/2015

WC-5	Dustin Thomas	7,500	$0.52	12/8/2008	12/7/2015

WC-7	James MacKay	19,132	$0.52	3/24/2009	3/23/2016

WC-8	Adam Claypool	26,790	$0.52	3/24/2009	3/23/2016

WC-9	Todd Doorenbos	2,155	$0.52	3/24/2009	3/23/2016

WC-10	Dustin Thomas	2,155	$0.52	3/24/2009	3/23/2016

WC-18	James R. Shattuck Trustee for the James R. Shattuck Revocable Living Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-19	Roger E. Kentner & Sheila M. Kentner Trustees of the Roger E. Kentner & Sheila M. Kentner Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-20	Douglas J. Woods and Valerie C. Woods, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-21	Donald E. Carr and Mary C. Carr, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-22	TD Ameritrade Custodian FBO: Maurice R. Russell IRA	3,118	$0.52	3/1/2010	12/7/2015

WC-23	Kenneth B. & Sharon A. Crouse Trustees for the Kenneth & Sharon Crouse Revocable Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-24	Charles J. & Lue Ann D. Bruggemann Trustees for the Charles J. & Lue Ann D. Bruggemann Revocable Living Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-25	Conrad L. & Rosemary Jungmann Trustees for the Conrad L. & Rosemary Jungmann Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-26	John B. & Rosemarie Staebell Trustees for the John B. & Rosemarie Staebell Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-27	Darrell D. & Marilyn J. Vore Trustees for the Darrell & Marilyn Vore Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-28	Jeanne & Robert E. Faust Trustees for the Robert & Jeanne Faust Revocable Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-29	Daniel R. Thomas Trustee for the Daniel R. Thomas Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-30	Don Jerry Cahail Trustee for the Don Jerry Cahail Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-31	Roger D. & Sharon M. Kunz Trustees for the Roger D. & Sharon M. Kunz Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-32	Richard C. & Betty L. Lamb Trustees for the Richard & Betty Lamb Revocable Trust	1,092	$0.52	3/1/2010	12/7/2015

WC-33	David M. & Elizabeth Jane Fenton Trustees for the David M. & Elizabeth Jane Fenton Family Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-35	Gerald F. & Gladys F. Sawyer Trustees for the Gerald F. Sawyer & Gladys F. Sawyer Revocable Trust	780	$0.52	3/1/2010	12/7/2015

WC-36	Alleyn V. & Darlagene D. Luzum Trustees for the Alleyn V. Luzum & Darlagene D. Luzum Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-37	Bill G. Wells and Anita J. Wells, Tenants in Common	3,118	$0.52	3/1/2010	12/7/2015

WC-38	TD Ameritrade Custodian FBO: Daniel Williams IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-39	John W. Hilleman and Janet S Hilleman Trustees for the John W. & Janet S. Hilleman Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-40	Robert L. & Wilma J. Hall Trustees for the Robert & Wilma Hall Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-41	James Daubendiek	1,559	$0.52	3/1/2010	12/7/2015

WC-42	Allen H. Schaper Trustee for the Allen H. Schaper Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-43	Anderson AA, LP	1,559	$0.52	3/1/2010	12/7/2015

WC-44	TD Ameritrade Custodian FBO: Nancy K. Newcomb IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-45	Randolph R. Rough Trustee for the Randolph R. Rough Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-46	Howard Thielen and Robyn Thielen, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-47	J. Stanley & Colleen Lemkuil Trustees for the J. Stanley & Colleen Lemkuil Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-48	Lyle A. Haugen	1,559	$0.52	3/1/2010	12/7/2015

WC-49	Philip L. Metcalf and Janet R. Metcalf Trustees for the Philip L. Metcalf & Janet R. Metcalf Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-50	Terrance G. Townsend and Charlotte M. Townsend Trustees for the Terrance G. Townsend & Charlotte M. Townsend Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-51	Steven P. Koeppen and Kim E. Koeppen, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-52	Jean E. Johnston Trustee for the Jean E. Johnston Revocable Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-53	Leo E. Beebout and Gloria D. Beebout Trustees for the Leo E. & Gloria D. Beebout Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-54	Ronald Millard Custodian FBO: Kinzy Lynn Millard UTMA	936	$0.52	3/1/2010	12/7/2015

WC-56	Thomas M. Crispin and Bonnie L. Crispin, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-57	Russell G. Olson	1,559	$0.52	3/1/2010	12/7/2015

WC-58	Mary Jeanette Parmerlee and Mallory M. Parmerlee Trustees for the Mary Jeannette Parmerlee Revocable Trust UTA 7-19-89	1,559	$0.52	3/1/2010	12/7/2015

WC-59	Francis B. Boesen and Gerilyn W. Boesen Trustees for the Francis & Gerilyn Boesen Revocable Trust UTA 10-4-06	1,559	$0.52	3/1/2010	12/7/2015

WC-60	Loring V. Miller and Phyllis A. Miller, JTWROS	3,118	$0.52	3/1/2010	12/7/2015

WC-61	TD Ameritrade Custodian FBO: Richard W. Hook IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-62	Howard T. Hill and Nancy C. Hill, Tenants in Common	3,118	$0.52	3/1/2010	12/7/2015

WC-63	Mark Leiss Trustee for the Mark Leiss Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-64	Philip L. Myer & Janet L. Myer Trustees for the Philip & Janet Myer Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-65	Francis C. Mobley and Linda K. Mobley Trustees for The Frank & Linda Mobley Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-66	Bradley J. Van Weelden	1,559	$0.52	3/1/2010	12/7/2015

WC-67	TD Ameritrade Custodian FBO: Michael L. Reams IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-68	Richard D. Goecke	780	$0.52	3/1/2010	12/7/2015

WC-69	TD Ameritrade Custodian FBO: Katherine Rike IRA	780	$0.52	3/1/2010	12/7/2015

WC-70	Robert J. Coghlan & Marilyn A. Coghlan TTEEs for The Robert J. & Marilyn A. Coghlan Family Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-71	Gregory H. & Barbara J. Dyer Trustees for the Gregory H. & Barbara J. Dyer Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-72	Richard J. Weiler	1,559	$0.52	3/1/2010	12/7/2015

WC-73	TD Ameritrade Inc. Custodian FBO D. Steven Pollmann IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-74	Darrell Spaulding Trustee for the Darrell Spaulding Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-75	Gerald A. and Linda B. Bravard, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-76	TD Ameritrade Custodian FBO: Guy Danielson IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-77	Michael J. Lickteig & Shirley J. Lickteig, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-78	Allen H. Schaper Trustee for the Allen H. Schaper Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-79	TD Ameritrade Custodian FBO: Jerald L. Fleagle IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-80	TD Ameritrade Custodian FBO: Barbara Thorsheim IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-81	Nichols Holding Company, LLC	1,559	$0.52	3/1/2010	12/7/2015

WC-82	Ronald J. Peterson and Judy M. Peterson JTWROS	3,118	$0.52	3/1/2010	12/7/2015

WC-83	Rita Berkemann Trustee for the Rita Berkemann Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-84	Maurice R. Russell and Mardene R. Russell Trustees for the Maurice and Mardene Russell Revocable Trust	780	$0.52	3/1/2010	12/7/2015

WC-85	Deborah E. Hansen Trustee for the Deborah E. Hansen Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-87	Larry E. Martin and Sophia B. Martin Trustees for the Larry E. & Sophia B. Martin Revocable Trust	3,118	$0.52	3/1/2010	12/7/2015

WC-88	Roy A. Schultz and Janice M. Schultz, JTWROS	3,118	$0.52	3/1/2010	12/7/2015

WC-89	James D. German	1,559	$0.52	3/1/2010	12/7/2015

WC-90	Scott Beckwith and Kathryn Beckwith, Tenants in Common	1,559	$0.52	3/1/2010	12/7/2015

WC-91	Thomas A. Barrett and Reba G. Barrett, JTWROS	3,118	$0.52	3/1/2010	12/7/2015

WC-92	Bruce A. Whipple and Patty B. Whipple, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-93	David P. Brown and Allison L. Brown, JTWROS	1,559	$0.52	3/1/2010	12/7/2015

WC-94	William J. Wickemeyer Trustee for the Wickemeyer Revocable Trust UTA	1,559	$0.52	3/1/2010	12/7/2015

WC-95	Louis P. Bredesky, Jr. and Elaine J. Bredesky Trustees for the Louis P. Bredesky, Jr. & Elaine J. Bredesky Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-96	TD Ameritrade Custodian FBO: Dean R. Kleckner IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-97	TD Ameritrade Custodian FBO: Patrick W. Moran IRA	1,559	$0.52	3/1/2010	12/7/2015

WC-98	TD Ameritrade Custodian FBO: James R. Magnuson Roth IRA	780	$0.52	3/1/2010	12/7/2015

WC-99	Thomas C. Lally and Nancy G. Lally Trustees for the Thomas C. Lally and Nancy G. Lally Revocable Trust	1,559	$0.52	3/1/2010	12/7/2015

WC-100	Robert L. German and Pamela S. German, Trustees of the Robert L. and Pamela S. German Revocable Trust dated 1/4/08	1,559	$0.52	3/1/2010	12/7/2015

WC-101	Randall D. Stoecker Trustee for the Randall D. Stoecker Revocable Trust UT/A dated May 28, 2008	3,118	$0.52	3/1/2010	12/7/2015

WC-102	Eugene B. Harris and Ruth Ann Harris, Trustees of the Eugene B. Harris Trust dated November 5, 2008	1,559	$0.52	3/1/2010	12/7/2015

WC-105	Brett Agnew	172,098	$0.78	6/17/2011	6/16/2018

WC-106	Matthew Stahr	90,624	$0.78	6/17/2011	6/16/2018

WC-107	Matthew Stahr	81,474	$0.78	7/7/2011	7/6/2018

WC-108	Dustin Bahnsen	172,098	$0.78	7/7/2011	7/6/2018

WC-109	Karlton Kleis	4,045	$0.78	7/7/2011	7/6/2018

WC-110	Karlton Kleis	168,053	$0.78	7/29/2011	7/28/2018

WC-111	Todd Doorenbos	37,264	$0.78	7/29/2011	7/28/2018

WC-112	Todd Doorenbos	125,180	$0.78	8/22/2011	8/21/2018

WC-113	Arlen Dykhuis	108,848	$0.78	8/22/2011	8/21/2018

WC-114	Arlen Dykhuis	63,250	$0.78	9/16/2011	9/15/2018

WC-122	Donald G. DeWaay, Jr.	256,877	$0.52	3/1/2010	12/7/2015

WC-123	Donald G. DeWaay, Jr.	117,209	$0.52	3/1/2010	3/23/2016

WC-124	TD Ameritrade Clearing Inc Custodian FBO Patricia M. Wadle IRA	1,559	$0.52	4/15/2013	12/7/2015

WC-125	Will J. Hoekman and Dixie L. Hoekman, JTWROS	1,559	$0.52	8/19/2013	12/7/2015

WC-126	Jerry D. Cahail and Karen L. Cahail, Trustees of the Jerry and Karen Cahail Trust dated October 15, 2013	1,559	$0.52	10/28/2013	12/7/2015